Exhibit 99.3 Investor Presentation May 2024 helping humans heal.

Disclaimer & Cautionary Statements This presentation includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • Future sales or sales growth; • Estimates of potential market size and demand for the Company’s current and future products; • Plans for expansion outside of the U.S.; • The effectiveness of amniotic tissue as a therapy for any particular indication or condition; • Expected spending on research and development and litigation; • Expectations regarding the reimbursement environment for the Company’s products; • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability 2

Disclaimer & Cautionary Statements Additional forward-looking statements may be identified by words such as believe, expect, may, plan, potential, will, preliminary, and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to hospitals and healthcare providers, the reimbursement environment and many other factors; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; and • The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward- looking statement. 3

MIMEDX: Focused on Global Leadership in Healing Solutions

Our Why Statement › **Helping Humans Heal**

Our Vision › To be the **leading** global provider of healing solutions through relentless **innovation** to restore **quality of life.**

Unparalleled Expertise

15

>15 Years Dedicated to Innovation in Wound Care

#1

#1 Amniotic Skin Substitute*

Relentless Innovation

UP

New Product Launches Creating New Opportunities for Growth

Unmatched Clinical & Scientific Evidence

Increasing Patient Access

300M+

Over 300 Million Payer Covered Lives

Targeted International Expansion

4

*BiomedGPS – SmartTRAK. 2022 US Amniotic Tissue Market – Revenue Shares. https://www.smarttrak.com. Accessed April 13, 2023.

MIMEDX

The Unmet Need for Healing Solutions Is Large and Growing

7 million people are estimated to suffer from chronic, non-healing wounds in the U.S.[1]

Favorable Demographic Trends

- Aging population
- Smoking history
- Diabetes
- Obesity
- Heart & vascular disease
- Millions of surgical procedures annually

Ineffective Wound Management Leads to Poor Outcomes

It is estimated that up to **85% of amputations are avoidable** with a holistic multispecialty team approach that incorporates **innovative treatments** and adherence to treatment parameters.[2]

Advances in Management Driving Improved Outcomes for Patients

When applied following parameters for use, patients treated with **EPIFIX** experienced reductions in **major amputations** and **hospital utilization**.[2]

1. Wound Care Awareness. Healogics. Accessed October 19, 2023. https://www.healogics.com/wound-care-awareness/
2. Tettelbach WH, et al. Cost-effectiveness of dehydrated human amnion/chorion membrane allografts in lower extremity diabetic ulcer treatment. J Wound Care. 2022 Feb 1;31(Sup2):S10-S31.

5

MIMEDX

Patient Journeys in Wound & Surgical Meeting patients in settings where they receive care to drive continued adoption of MIMEDX’s products Wound Types Sites-of-Service Complex/Dehisced Hospital Inpatient Wounds Chronic Wounds Wound Care Centers Surgical Acute Wounds Private Office 6 S ever i t y

Expanding Breadth of Skin Substitutes Leading Human-Derived Portfolio Best-in-Class Wound Product Portfolio Innovative Offering for Surgical Market Emerging Xenograft Portfolio Announced exclusive manufacturing and supply agreement with Regenity Biosciences, a leading global developer and manufacturer of bioresorbable technologies. Provides MIMEDX with a bovine-derived collagen matrix particulate product that is 510(k)-cleared by the FDA and is indicated for the management of exudating wounds and to control minor bleeding. Builds on our strategic goal to augment our growth through strategic portfolio expansion, which can nearly double our addressable market opportunity in the Wound & Surgical markets we serve. 7

Sizable, Expanding Opportunities in Wound & Surgical Markets CAGRs* Total Addressable Markets +5% $4.9B +7% $0.7B $3.9B $0.5B +3% $2.5B $2.1B +7% $1.8B $321MM $1.3B MIMEDX 2023 Net Sales 2023 2028E U.S. Wound U.S. Surgical Japan Introduction of Xenografts for Surgical Applications Meaningfully Grows our Total Addressable Market *CAGRs are the estimated cumulative annual growth rates for the period January 1, 2023 through December 31, 2028 8 Market data sources include: BioMed GPS SmartTrak; 3rd party proprietary assessment; Management estimates

Large Placental Donation Network & Proprietary Tissue Processing Technology

Placental Donation Network

1. Expectant Mom Introduced to Donation Program
2. Mom Consents to Donate and Completes FDA Donor Screening Assessment
3. Delivery of Healthy Baby via Caesarean Section in the US
4. Donated Placental Tissues Recovered

110,000+

Placentas recovered to-date via network of contracted birthing hospitals and dedicated team of donor recovery specialists

Proprietary Processing

Purion®

5. Microbiological Testing of Donor Tissue
6. Proprietary Processing and Terminal Sterilization
7. Shelf-stable Packaged Product

Over 3 million

Allografts distributed to-date

9

MIMEDX

Diversified Business Across Multiple Sites of Service Site of Segment Commentary Service Hospital Setting Stable reimbursement (Inpatient & settings and growing with Outpatient) & expanded use of products in Wound Care surgical applications Clinics Medicare reimbursement evolving, resulting in Private Office opportunity for EPIFIX & EPICORD Derived from other sites of Other service, including federal facilities and international 10 *Sales mix based upon trailing twelve months net sales ending March 31, 2024

Physician Office Medicare Reimbursement Overhaul Underway

Scrutiny of excessive Medicare Allowed Charges[1] for skin substitutes under WAC[2]


$1,750,000,000
$1,500,000,000
$1,250,000,000
$1,000,000,000
$750,000,000
$500,000,000
$250,000,000
$0
2019
2022
Skin Substitute Products on ASP List
Skin Substitute Products Previously NOT on ASP List

Led to an increase in skin substitutes on the Medicare ASP List[3]


80
70
60
50
40
30
20
10
0
Q1:22
Q2:24
Skin Substitute Products on ASP List

With a significant number of these products priced above $500/sq. cm


$2,000
$1,500
$1,000
$500
$0
Q1:22
Q2:24
Price per sq. cm on ASP List

Resulting in a de-facto national coverage proposal

Average Price of Skin Substitutes on ASP List Has Increased More Than Threefold Since Q1:22

LCDs[4] proposed in April 2024 would disallow coverage of ~180 products in the category

EPIFIX and EPICORD are among the 15 covered products eligible for reimbursement in the proposal

Recent Proposed LCDs Reflect Unified National Approach to Curb Abuses in Private Office

1) https://www.cms.gov/Research-Statistics-Data-and-Systems/Downloadable-Public-Use-Files/Part-B-National-Summary-Data-File/Overview; Accessed: December 15, 2023.
2) WAC refers to "Wholesale Acquisition Cost"
3) ASP List refers to the Medicare Part B ASP Drug Pricing Files and CMS refers to the Centers for Medicare and Medicaid Services, Data Source: ASP Pricing Files. Centers for Medicare & Medicaid Services. Accessed March 18, 2024. https://www.cms.gov/medicare/payment/all-fee-service-providers/medicare-part-b-drug-average-sales-price/asp-pricing-files
4) LCDs refer to "Local Coverage Determination"

11

MIMEDX

Our Strategic Priorities • Continue momentum with new organic products in Wound & Surgical Innovate & Diversify Build leadership position Product Portfolio to • Consider additional inorganic additions in Wound & Surgical Maximize Growth to our product offering • Drive further uptake of EPIFIX in Japan • Increase our presence in targeted Develop & Deploy surgical settings with our portfolio Programs to Expand • Invest in clinical data, partnering with Footprint in Surgical KOLs • Execute on initiatives to increase Enhance Customer customer “stickiness” and reduce Intimacy churn helping humans heal. 12

Q1:24 Highlights 1 Net Income Net Sales Gross Margin Adjusted EBITDA $9MM $85MM 85% $19MM +18% year-over-year 22% of net sales Portfolio Expansion Free Cash Flow Cash Balance Launched into Xenografts $5MM $48MM E-Commerce & Account Management Platform 1 – EBITDA, Adjusted EBITDA, related margins and Free Cash Flow are non-GAAP financial measures. See our Earnings Release for the quarter ended March 31, 2024 for a 13 reconciliation to the nearest GAAP measure.

Management Team with Track Record of Success in MedTech Doug Rice Joe Capper Ricci Whitlow John Harper, Ph.D. Kim Moller Eric Smith Butch Hulse Kate Surdez Matt Notarianni Chief Financial Chief Executive Chief Operating Chief Scientific Officer & SVP, Sales SVP, Marketing & Chief Administrative Chief Human Head of IR Officer Officer Officer SVP, R&D International Officer & General Counsel Resource Officer Prior Roles Include: 14

Conclusion Pioneer and Expanding Large and Committed to leader in pipeline in growing delivering above- Advanced Wound Wound & market market growth Care Surgical opportunities and profitability helping humans heal. 15